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                                  EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS
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EXHIBIT 23.  CONSENT OF INDEPENDENT AUDITORS
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INDEPENDENT AUDITORS' CONSENT
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  WE CONSENT TO THE INCORPORATION BY REFERENCE IN REGISTRATION STATEMENT NOS.
33-36708, 33-5616, 33-39762, 33-31685, 33-60448 AND POST-EFFECTIVE AMENDMENT NO.
1 TO REGISTRATION STATEMENT NOS. 33-1333 AND 33-10396 OF COMMERCIAL FEDERAL CORPORATION ON FORM S-8 OF OUR REPORT DATED AUGUST 23, 1996, INCORPORATED BY REFERENCE IN THE ANNUAL REPORT ON FORM 10-K OF COMMERCIAL FEDERAL CORPORATION FOR THE YEAR ENDED JUNE 30, 1996.



/S/ DELOITTE & TOUCHE LLP

OMAHA, NEBRASKA
SEPTEMBER 26, 1996